UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 17, 2023 (April 13, 2023)

GENCO SHIPPING & TRADING LIMITED
(Exact name of registrant as specified in its charter)

Republic of the Marshall Islands	001-33393	98-0439758
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. employer identification no.)

299 Park Avenue	10171 (Zip code)
12th Floor
New York, NY
(Address of principal executive offices)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.01 per share	GNK	New York Stock Exchange (NYSE)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2023, Apostolos Zafolias, the Corporation’s Chief Financial Officer and Executive Vice President, Finance informed the Corporation that he intends to depart from his roles at the Corporation in the near future to pursue an opportunity outside the maritime industry.  Under the anticipated terms of his separation arrangement, Mr. Zafolias is expected to serve in his current roles at Genco through June 15, 2023 and then as a consultant through December 31, 2023 to assist with an orderly transition.  The anticipated terms of his separation arrangement further provide that, subject to customary conditions, following the termination of his employment, Mr. Zafolias will receive vesting of the tranche of his unvested equity awards that is otherwise due to vest in February 2024, which consists of 16,588 restricted stock units and 3,849 options; extension of the exercise period of all of his outstanding options to March 31, 2024; and engagement of Mr. Zafolias as a consultant regarding transition matters through December 31, 2023 in consideration of payments totaling $150,000.  The arrangement is also expected to contain customary provisions pertaining to confidential information, releases of claims by Mr. Zafolias, and other covenants.  Mr. Zafolias’ separation arrangement is subject to definitive documentation.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements use words such as “anticipate,” “budget,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” and other words and terms of similar meaning in connection with a discussion of potential future events, circumstances or future operating or financial performance.  These forward-looking statements are based on our management’s current expectations and observations.  Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this report are the terms and effectiveness of any definitive separation agreement that may be entered into with Mr. Zafolias.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Genco Shipping & Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENCO SHIPPING & TRADING LIMITED

DATE:	April 17, 2023

/s/ John C. Wobensmith
John C. Wobensmith
Chief Executive Officer and President